SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2001

KOGER EQUITY, INC.

(Exact Name of Registrant as Specified in Its Charter)

FLORIDA

State or Other Jurisdiction of Incorporation)

1-9997	59-2898045

(Commission File Number)	(IRS Employer Identification No.)

433 PLAZA REAL, SUITE 335 BOCA RATON, FLORIDA	33432

(Address of Principal Executive Offices)	(Zip Code)

(561) 395-9666

(Registrant’s Telephone Number, Including Area Code)

NA

(Former Name or Former Address, if Changed Since Last Reports)

Item 9. Regulation FD Disclosure

Koger Equity, Inc. announced an agreement for the sale of certain of its non-core assets as more particularly described in its News Release, dated August 23, 2001, and related Supplemental Information, dated August 24, 2001, on the Company’s web site, a copy of which is attached hereto as Exhibit 99 and by this reference made a part hereof.

For more information on Koger Equity, Inc., contact the company at 904-732-1000 or visit its Web site at www.koger.com.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit
	Number	Description of Exhibit

	10	Purchase and Sale Agreement by and among Koger Equity, Inc., a Florida corporation, as Seller, and AREIF II Realty Trust, Inc., a Maryland corporation, as Buyer, dated as of August 23, 2001.

	99	Koger Equity, Inc. News Release, dated August 23, 2001, and related Supplemental Information, dated August 24, 2001, on the Company’s web site.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KOGER EQUITY, INC

Dated: August 24, 2001	By:	S/ James L. Stephens

	Title:	James L. Stephens Vice President and Chief Accounting Officer

EXHIBIT INDEX

The following designated exhibit is filed herewith:

Exhibit
Number	Description of Exhibit

10	Purchase and Sale Agreement by and among Koger Equity, Inc. , a Florida corporation, as Seller, and AREIF II Realty Trust, Inc., a Maryland corporation, as Buyer, dated as of August 23, 2001.

99	Koger Equity, Inc. News Release, dated August 23, 2001, and related Supplemental Information, dated August 24, 2001, on the Company’s web site.